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                     CLASS A, CLASS B AND CLASS C SHARES OF

                            AIM EUROLAND GROWTH FUND
                             AIM JAPAN GROWTH FUND
                            AIM MID CAP EQUITY FUND
                          AIM NEW PACIFIC GROWTH FUND

                    (SERIES PORTFOLIOS OF AIM GROWTH SERIES)

                        Supplement dated January 3, 2000
         to the Statement of Additional Information dated May 3, 1999, as supplemented June 30, 1999, August 5, 1999 and October 1, 1999


The following paragraph replaces in its entirety the sixth paragraph under the heading "SELECTION OF INVESTMENTS" on page 6 of the Statement of Additional
Information:

           "Mid Cap Fund. The Fund may invest up to 35% of its total assets in the equity securities of issuers domiciled in the United States that, at the time of purchase, have market capitalizations outside the range of market capitalizations of companies that are incuded in the Russell Midcap Index (tm). In addition, the Fund may invest up to 35% of its total assets in investment grade debt securities of United States issuers including U.S. government and corporate debt securities.

           The Fund may invest up to 25% of its total assets in the securites of issuers domiciled outside the United States, including (i) issuers linked by tradition, economic markets, cultural similarities or geography to the United States; and (ii) issuers located elsewhere in the world that have operations in the United States or that stand to benefit from political or economic events in the United States. Foreign securities may include foreign government securities and corporate debt securities, Samurai and Yankee bonds, Euro bonds and Depositary Receipts."